UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 August 2, 2002



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)







            Delaware                      333-42578             06-1285387
 ------------------------------   -------------------------  ----------------

 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



      1 Corporate Drive, Suite 600
              Shelton, CT                                 06484
------------------------------------------    --------------------------------
 (Address of principal executive offices)              (Zip Code)


                                  202-925-7200
             -------------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 9. Regulation FD Disclosure

Pursuant to Regulation FD under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Iroquois Gas Transmission System, L.P. (the "Company") hereby makes public disclosure of the following information by furnishing such information through this current report on Form 8-K.

The Company's FERC-approved tariff provides that, subject to certain exceptions, it has the right to require that firm transportation shippers have an investment grade rating or obtain a written shipper guarantee from a third party with an investment grade rating. As of July 31, 2002, approximately 81.3% of the Company's existing pipeline system's capacity was under firm reserved transportation service contracts with shippers that themselves had investment grade ratings from at least one rating agency or that were guaranteed by parents that had investment grade ratings from at least one rating agency. As of July 31, 2002, the Company's rated shippers and parent guarantors had weighted average credit ratings of "A3" or higher by Moody's or "A-" or higher by S&P. Some of the Company's shippers are not rated by credit rating agencies. Non-rated and non-investment grade rated shippers accounted for approximately 18.7% of the Company's existing pipeline system's volume as of July 31, 2002. The Company has determined under internal credit standards that these shippers or their guarantors are sufficiently creditworthy. Thus, the Company has not required them to post credit support in connection with their transportation service contracts.

In addition, the Company hereby furnishes through this current report on Form 8-K reports regarding the Company that were prepared by R.W. Beck, Inc., an independent engineer, and ICF Consulting Inc., an independent market consultant, which reports are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

This current report on Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. Such forward-looking statements are based on current expectations, are not guarantees of future performance and include assumptions about future market conditions, operations and results. They are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company can give no assurance that such expectations will be achieved, and the Company does not undertake to update any forward-looking statements contained herein. Among the many factors that could cause actual results to differ materially from those in the forward-looking statements herein are: future demand and prices for natural gas; availability of supplies of Canadian natural gas; regulatory, political, legislative and judicial developments, particularly with regard to regulation by the Federal Energy Regulatory Commission; competitive conditions in the marketplace; changes in the receptivity of the financial markets to Iroquois or other oil and gas credits similar to Iroquois and, accordingly, the Company's strategy for financing any such change in business strategy or expansion. A discussion of these and other factors which may affect the Company's actual results, performance, achievements or financial position is contained in its Annual Report on Form 10-K, which is on file with the United States Securities and Exchange Commission.


                                      * * *

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          IROQUOIS GAS TRANSMISSION SYSTEMS, L.P., as Registrant
                            By:  Iroquois Pipeline Operating Company, its Agent


Dated:  August 2, 2002                   By: /s/ Paul Bailey
                                            -----------------------------------
                                         Name:  Paul Bailey
                                         Title: Vice President and Chief
                                                Financial Officer





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                                INDEX TO EXHIBITS

Exhibit No.    Description

99.1           Report of R.W. Beck, Inc., dated July 31, 2002.

99.2           Report of ICF Resources Incorporated, dated July 31, 2002.

99.3           Consent of R.W. Beck, Inc., dated August 2, 2002

99.4           Consent of ICF Resources Incorporated, dated August 2, 2002